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                                                                     EXHIBIT 3.4

              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                    CORPORATION AND LAND DEVELOPMENT BUREAU
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Date Received                        (FOR BUREAU USE ONLY)


                    This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

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Name
Paul R. Fransway, Pear Sperling Eggan & Muskovitz, P.C.
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Address
24 Frank Lloyd Wright Dr.
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City              State             Zip Code
Ann Arbor          MI                48105                    EFFECTIVE DATE:
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Document will be returned to the name and address you
enter above. If left blank document will be mailed to the registered office.


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION
                     For use by Limited Liability Companies
           (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability company executes the following Certificate of Amendment:

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1. The present name of the limited liability company is:

                              DOMINO'S PIZZA I LLC

2. The identification number assigned by the Bureau is:         B62203



3. The date of filing of its original Articles of Organization was:
                                                                October 27, 1999
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4. Article 1 of the Articles of Organization is hereby amended to read as follows:

   The name of the limited liability company is: DOMINO'S PIZZA LLC


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5. [_] The amendment was approved by a majority vote of the members entitled to vote.

   [X] The amendment was approved by unanimous vote of all of the members entitled to vote.
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This Certificate is hereby signed as required by Section 103 of the Act.
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             Signed this 10th day of May, 2000

             By /s/ Harry J. Silverman Domino's, Inc., sole member
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                       (Signature of Member of Manager)

                    Harry J. Silverman, its Vice President
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                           (Type of Print Name)